                                                                    EXHIBIT 25.1
================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
            ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2) [_]

                                 ______________

                           BNY WESTERN TRUST COMPANY
              (Exact name of trustee as specified in its charter)

              California                           95-3571558
         (State of incorporation                (I.R.S. employer
       if not a U.S. national bank)            identification no.)

         700 South Flower Street
         Los Angeles, California                      90017
 (Address of principal executive offices)          (Zip Code)
                                _______________

                                  GBC BANCORP
              (Exact name of obligor as specified in its charter)

              California                           95-3586596
         (State of incorporation                (I.R.S. employer
       if not a U.S. national bank)            identification no.)

          800 West 6th Street
         Los Angeles, California                      90017
 (Address of principal executive offices)          (Zip Code)
                                ______________

                       ____% Subordinated Notes Due 2007
                      (Title of the indenture securities)

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1.      General information.

        (a) Name and address of each examining or supervising authority to which it is subject.

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                  Name                                 Address
--------------------------------------------------------------------------
Federal Deposit Insurance Corporation      25 Ecker Street
                                           San Francisco, California 94105

State Banking Department                   111 Pine Street, Suite 1100
                                           San Francisco, California 94111

        (b) Whether it is authorized to exercise corporate trust powers.

        Yes.

2.      Affiliations with Obligor.

        None.

16.     List of Exhibits.

        1.1 Articles of Incorporation of Security Trust Company, as filed in the Office of the Secretary of State of the State of California on November 13, 1980 and filed in the office of the Superintendent of Banks, State of California on November 17, 1980; incorporated herein by reference as Exhibit 1.1 filed with Form T-1 Statement, Registration No. 33-56465.

        1.2 Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from Security Trust Company to Bradford Trust Company of California), as filed in the office of the Secretary of State of the State of California on January 7, 1985; incorporated herein by reference as Exhibit 1.2 filed with Form T-1 Statement, Registration No. 33-56465.

        1.3 Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from Bradford Trust Company of California to FIDATA Trust Company of California), as filed in the office of the Secretary of State of the State of California on April 11, 1985; incorporated herein by reference as Exhibit 1.3 filed with Form T-1 Statement, Registration No. 33-56465.

        1.4 Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from FIDATA Trust Company California to Wall Street Trust Company California), as filed in the office of the Secretary of State of the State of California on February 5, 1986; incorporated herein by reference as Exhibit 1.4 filed with Form T-1 Statement, Registration No. 33-56465.

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        1.5  Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from Wall Street Trust Company California to
             The Bank of New York Trust Company of California), as filed in the office of the Secretary of State of the State of California on April 15, 1988; incorporated herein by reference as Exhibit 1.5 filed with Form T-1 Statement, Registration No. 33-56465.

3. Copy of Certificate of the State Banking Department, State of California, dated January 24, 1994, authorizing the Trustee to transact a commercial banking business and to engage in the trust business at 700 South Flower Street, Los Angeles, California; incorporated herein by reference as Exhibit 3 filed with Form T-1 Statement, Registration No. 33-56465.

4.      Copy of By-Laws of the Trustee; incorporated herein by reference as
        Exhibit 4 filed with Form T-1 Statement, Registration No. 33-56465.

6. Consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit 6 filed with Form T-1 Statement, Registration No. 33-56465.

7. Copy of latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, BNY Western Trust Company, a corporation organized and existing under the laws of the State of California, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Los Angeles, and State of California, on the 27th day of June, 1997.

                              BNY WESTERN TRUST COMPANY



                              By: /s/ David A. Oeser
                                  ----------------------------------
                                    Name:  David A. Oeser
                                    Title:  Assistant Vice President

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REPORT OF CONDITION

Consolidating domestic subsidiaries of the

BNY WESTERN TRUST COMPANY                   of LOS ANGELES
--------------------------------------------------------------------------------
         Name of Bank                                City

in the state of California      , at the close of business on March 31, 1997.
                ----------------

                                                                       Thousands of Dollars
ASSETS
 Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin.....................    31,614
   Interest-bearing balances..............................................   145,505
 Held-to-maturity securities..............................................     2,223
 Available-for-sale securities............................................         0
 Federal funds sold and securities purchased under agreements to resell...    25,900
 Loans and lease financing receivables:
   Loans and leases, net of unearned income...............................         0
   LESS:  Allowance for loan and lease losses.............................         0
   LESS:  Allocated transfer risk reserve.................................         0
   Loans and leases, net of unearned income, allowance, and reserve.......         0
 Trading assets...........................................................         0
 Premises and fixed assets (including capitalized leases).................       638
 Other real estate owned..................................................         0
 Investments in unconsolidated subsidiaries and associated companies......         0
 Customers' liability to this bank on acceptance outstanding..............         0
 Intangible assets........................................................   134,886
 Other assets.............................................................    20,671
 Total assets.............................................................   361,437

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

LIABILITIES
Deposits:
 In domestic offices..........................................................   190,781
   Noninterest-bearing........................................................   190,546
   Interest-bearing...........................................................       235
 Federal funds purchased and securities sold under agreements to repurchase...         0
 Demand notes issued to the U.S. Treasury.....................................         0
 Trading liabilities..........................................................         0
 Other borrowed money (includes mortgage indebtedness and
 obligations under capitalized leases):.......................................
   With a remaining maturity of one year or less..............................         0
   With a remaining maturity of more than one year............................         0
 Bank's liability on acceptances executed and outstanding.....................         0
 Subordinated notes and debentures............................................         0
 Other liabilities............................................................     1,530
 Total liabilities............................................................   192,311

EQUITY CAPITAL

 Perpetual preferred stock and related surplus................................         0
 Common stock.................................................................     1,000
 Surplus......................................................................   157,578
 Undivided profits and capital reserves.......................................    10,548
 Net unrealized holding gains (losses) on available-for-sale securities.......         0
 Total equity capital.........................................................   169,126
 Total liabilities, limited-life preferred stock, and equity capital..........   361,437

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